UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 6, 2006

Handheld Entertainment, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-32985	98-0430675
(Commission File Number)	(IRS Employer Identification No.)
539 Bryant Street, Suite 403 San Francisco, California 94107	94107
(Address of Principal Executive Offices)	(Zip Code)
(415) 495-6470
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 6, 2006, Handheld Entertainment, Inc. (the ‘‘Company’’) agreed to settle its lawsuit against Microsoft Corporation pursuant to a Settlement Agreement and Mutual Release. The lawsuit, filed by the Company on October 12, 2006, alleged infringement of the Company’s ‘‘ZVUE’’ trademark. In the settlement, the parties agreed to a payment to the Company of $1,850,000, and to the dismissal of the lawsuit and mutual releases of claims.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.
Date: November 9, 2006	By:	/s/ Jeff Oscodar
Jeff Oscodar President and Chief Executive Officer